UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2011

METABOLIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

21 Erie Street, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2011 Matthew Strobeck, a current director of Metabolix, Inc. (the “Company”), tendered his resignation from the Company’s board of directors.  Mr. Strobeck’s resignation is effective as of May 24, 2011.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 19, 2011, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  As of March 24, 2011, the record date for the Annual Meeting, 26,913,074 shares were issued, outstanding and entitled to vote. At the Annual Meeting, the Company’s stockholders (i) elected Jay Kouba, Ph.D. and Oliver P. Peoples, Ph.D. to the Company’s Board of Directors for three-year terms expiring at the 2014 Annual Meeting of Stockholders, (ii) approved, on a non-binding, advisory basis, the compensation of our named executive officers, (iii) selected three years, on a non-binding, advisory basis, as the frequency of holding future advisory votes on the Company’s executive compensation and (iv) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011. The final voting results on these matters were as follows:

1.  Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jay Kouba, Ph.D.	11,747,884	4,478,079	7,057,621
Oliver P. Peoples, Ph.D.	11,750,490	4,475,473	7,057,621

2.  Non-binding, advisory vote on named executive officer compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,162,227	6,018,838	44,897	7,057,622

3.  Non-binding, advisory vote on the frequency of holding the advisory vote on named executive officer compensation:

Every Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
7,164,725	194,694	8,828,614	37,928	7,057,623

4.       Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,728,837	365,882	188,865	0

Item 8.01.  Other Events.

On May 24, 2011, the Company closed the public offering of 7,130,000 shares of its common stock (the “Offering”) at a price of $7.25 per share, less underwriting discounts and commissions. The Offering included the sale of 930,000 shares pursuant to the underwriters’ over-allotment option. On May 24, 2011, the Company issued a press release announcing the exercise of the underwriters’ over-allotment option and the closing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been filed with the Securities and Exchange Commission:

Exhibit Number	Description
99.1	Press Release issued by Metabolix, Inc. dated May 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABOLIX, INC.

Date: May 24, 2010	By:	/s/ Richard P. Eno
Richard P. Eno
Chief Executive Officer and President